United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 11, 2016

Date of Report (date of earliest event reported)

Fox Factory Holding Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

915 Disc Drive

Scotts Valley, California 95066

(Address of Principal Executive Offices) (Zip Code)

(831) 274-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 11, 2016, Fox Factory Holding Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC (the “Underwriter”) and Compass Group Diversified Holdings LLC (“Compass”) and Robert C. Fox, Jr., as selling stockholders (Compass, together with Mr. Fox, the “Selling Stockholders”). Pursuant to the Underwriting Agreement, Compass agreed to sell 2,500,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), held by Compass (the “Offering Shares”) to the Underwriter at a price of $15.895 per share, and Mr. Fox granted the Underwriter an over-allotment option to purchase up to 375,000 shares of the Company’s Common Stock owned by Mr. Fox (the “Option Shares”) at a price of $15.895 per share.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholders and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering and sale of the Common Stock by the Selling Stockholders was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-203146) (the “Registration Statement”), including a prospectus supplement dated March 11, 2016 to the base prospectus contained in the Registration Statement, filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended. The sale of the Offering Shares pursuant to the Underwriting Agreement closed on March 16, 2016.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01	Other Events

On March 16, 2016, concurrently with the closing of the Company’s secondary public offering of the 2,500,000 Offering Shares held by Compass, the Company closed on a repurchase of 500,000 shares of the Company’s Common Stock held by Compass, as previously disclosed on a Current Report on Form 8-K filed on March 15, 2016.

Item 9.01	Financial Statements and Exhibits

d)	Exhibits

The following exhibits are filed herewith:

Exhibit	Description

1.1	Underwriting Agreement, by and between Fox Factory Holding Corp., Compass Group Diversified Holdings LLC, Robert C. Fox, Jr. and Jefferies LLC.

5.1	Opinion of Squire Patton Boggs (US) LLP as to the legality of the securities.

23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.

Date:	March 16, 2016	By:	/s/ Zvi Glasman
Zvi Glasman
Chief Financial Officer and Treasurer